1 Fourth Quarter and Full Year 2022 Earnings Call February 22, 2023, 8:00 am CT Operator Opening: Good day, and welcome to the ProPetro Holding Corp Fourth Quarter 2022 Conference Call. Please note, this event is being recorded. I would now like to turn the call over to Matt Augustine, Director of Corporate Development and Investor Relations for ProPetro Holding Corp. Please go ahead. Matt Augustine - Director of Corporate Development and Investor Relations: Thank you and good morning. We appreciate your participation in today’s call. With me today is Chief Executive Officer, Sam Sledge; Chief Financial Officer, David Schorlemer; and President & Chief Operating Officer, Adam Munoz. Yesterday afternoon, we released our earnings results for the fourth quarter and full year of 2022. Please note that any comments we make on today’s call regarding projections or our expectations for future events are forward-looking statements covered by the Private Securities Litigation Reform Act. Forward-looking statements are subject to several risks and uncertainties, many of which are beyond our control. These risks and uncertainties can cause actual results to differ materially from our current expectations. We advise listeners to review our earnings release and risk factors discussed in our filings with the SEC. Also, during today’s call we will reference certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in our earnings release. Additionally, during today’s call we will discuss January 2023 results. Of note, these results are preliminary and based upon information available to management as of the date hereof. These results are subject to change and may differ materially from our reported results for the three months ended March 31, 2023. Lastly, after our prepared remarks, we will hold a question-and-answer session. With that, I would like to turn the call over to Sam. EXHIBIT 99.3

2 Fourth Quarter and Full Year 2022 Earnings Call February 22, 2023, 8:00 am CT Sam Sledge - Chief Executive Officer: Thanks Matt and good morning, everyone. 2022 was a transformational year for ProPetro and we are pleased to be off to an even stronger start in 2023. David will speak to our financial results for the fourth quarter and full year of 2022 in a moment, but before that I’d like to take a step back and acknowledge some of the key achievements and milestones from our team in 2022. As you know, in November we closed our acquisition of Silvertip Completion Services – a step that positioned ProPetro not just as a leading pressure pumping company, but now as a leading completions-focused oilfield services company. Integration of Silvertip into ProPetro has been successful and, since closing, we have begun to capitalize on the strategic vision that drove this transaction. With Silvertip, we’ve expanded our portfolio to include a best-in- class wireline company that enables us to pursue accretive growth opportunities and positions us to further expand our margins and increase free cash flow generation. As previously announced in December, shortly after the closing of Silvertip, to meet the increasing demand for next generation hydraulic fracturing services, we were pleased to (i) announce our first contract for one of our electric fleets, (ii) order two additional e-fleets under the master lease agreement used for our first two electric fleet orders, and (iii) deploy our fifth Tier IV Dynamic Gas Blending or “DGB” fleet, with our sixth to come online in the coming weeks. We expect that ProPetro will have at least seven Tier IV DGB fleets and four electric fleets by the end of 2023, making approximately two thirds of our frac offering natural gas capable. These recent actions significantly advanced our strategy to industrialize our business, and we are confident that we are well-positioned to execute on the many value-enhancing opportunities ahead in 2023 and beyond. The fourth quarter was also a significant transition period for ProPetro. As we noted during our third quarter call, we laid the ground work and prepared a significant portion of our portfolio for a repricing and repositioning effort that occurred in early January. This repositioning of fleets has enabled us to pursue opportunities with other customers under accretive terms, and we’re very excited to renew some prior relationships and expand others. Our operating team’s excellence at the wellsite along with a very intentional approach by our business development team has enabled this part of our strategy to be a success. EXHIBIT 99.3

3 Fourth Quarter and Full Year 2022 Earnings Call February 22, 2023, 8:00 am CT Ahead of the repricing of our fleets in January, we decided to temporarily curtail one of our active fleets in the second half of the fourth quarter to prioritize our overall fleet health in order to position us to best capitalize on the pricing uplift we were able to capture in January. In the fourth quarter we also experienced an increased amount of seasonality and holiday impact, along with impacts from the winter storm that occurred throughout the U.S. leading up to the holidays, with the storm ultimately affecting several of our customers focused here in the Permian. At ProPetro, we pride ourselves on our commitment to best-in-class corporate governance, including the Board’s focus on director refreshment and building a strong bench of outstanding leaders and employees at ProPetro. To that end, recently we were pleased to welcome Mary Ricciardello to our Board of Directors and look forward to benefitting from her expertise. Additionally, the new year also saw the appointment of Jody Mitchell as ProPetro’s new General Counsel and Corporate Secretary. Jody is an industry veteran, and has quickly become an integral member of our core leadership team. Another important element of good governance is enhanced sustainability practices. We are pleased to announce that in 2023, we will be issuing our first ever sustainability report, which will provide an in-depth look at the work underway to deliver on our commitment to transition our fleet in support of more efficient operations with reduced emissions while also leading efforts in the community to promote a cleaner and safer environment across the Permian Basin and for our teammates at ProPetro. Being a Midland-based and Permian Basin focused oilfield services company that serves leading upstream oil and gas operators gives us a unique vantage point into the market and current trends. To that end, before I turn it over to David, I’d like to take a few moments to discuss the broader oil and gas market and what we are seeing. Despite recent pressure on the price of natural gas, we believe that both oil and natural gas remain in structural undersupply, especially globally, and may remain so for the foreseeable future. As it pertains to the recent decline in natural gas prices, being 100% located in the Permian with customers that have large drilling programs and full calendars does insulate us from some of the risk that our peers working in gas-focused basins may face. EXHIBIT 99.3

4 Fourth Quarter and Full Year 2022 Earnings Call February 22, 2023, 8:00 am CT Furthermore, if demand for frac services temporarily declines in gas-focused basins, and a few competitor fleets subsequently move to the Permian, we believe the demand gap is large enough to absorb the new fleets without disruption, especially when considering the bifurcation in service quality and equipment offerings, as small privates and other subscale competitors do not have the next generation capabilities that ProPetro has compiled. Notably, the continued spread between diesel and natural gas prices bolsters our fleet transition strategy. Diesel displacement in our customers’ completions programs will continue to become more and more valuable for the foreseeable future. As we move forward, we remain acutely focused on taking our business to the next level and executing on our strategic goals to drive meaningful returns. To achieve this, first, we are actively optimizing our operations through a more industrialized approach to our business, which we expect will unlock additional free cash flow generation into the future. Second, we are continuing to transition our fleet in a way that minimizes our overall capital costs while delivering next generation services that are in high demand from our customers. And third, we are continuing to pursue opportunistic strategic acquisitions that increase our competitiveness and are in the best interests of all of our stakeholders. All of this is being done with the ultimate goal of generating strong returns and value for our shareholders, and we are already beginning to realize a portion of the tremendous value that we are confident this strategy will deliver. I’ll now turn it over, but before I do, I’d be remiss if I did not take a moment to thank the ProPetro team for their outstanding work in 2022. Without them, we would not have been able to achieve all that we did during this incredible year and just as importantly, we would not have been able to lay the groundwork for all that is to come in 2023 and beyond. With that, I’ll turn the call over to David to discuss our fourth quarter and full-year financial performance. David? EXHIBIT 99.3

5 Fourth Quarter and Full Year 2022 Earnings Call February 22, 2023, 8:00 am CT David Schorlemer - Chief Financial Officer: Thanks, Sam and good morning, everyone. Before I dive in, I would also like to echo Sam’s thanks for our team members and their continued hard work and dedication to ProPetro. Now, let’s move on to our financial results. 2022 Full Year Highlights Our performance in 2022 showed continued improvement over 2021 with our financial discipline and pricing strategy generating excellent results. Revenue for the full year 2022 was $1.3 billion, a 46% increase year-over-year. Adjusted EBITDA increased 134% year-over-year to $317 million, which was driven by our disciplined commitment to improved pricing, responsive repositioning, and cost management. Equally impressive was our Adjusted EBITDA margins that increased 930 basis points to 25%. We were able to achieve this in the midst of significant inflationary pressures, a constrained supply chain, and a dynamic pricing environment. The Company also posted a Net Income of $2 million for 2022, which is a significant turnaround compared to a $54 million Net Loss in 2021. Fourth Quarter Highlights During the fourth quarter, we generated $349 million of revenue, a 5% increase from the third quarter. The increase is largely attributable to the acquisition of and inclusion of November and December activity of Silvertip. Our Effective Frac Fleet Utilization was 14.5 fleets for the fourth quarter, which was in line with our prior guidance of 14 to 15 fleets. Our guidance for the first quarter is 14.5 to 15.5 fleets. Cost of services, excluding depreciation and amortization, for the fourth quarter was $243 million versus $224 million in the third quarter with the increase driven by the Silvertip acquisition, additional strategic supply chain purchases, and cost inflation across all of our service lines. Fourth quarter general and administrative expense was $27 million compared to $28 million in the third quarter. Adjusted G&A was $22 million and excludes $5 million relating to non- recurring and non-cash items. Depreciation was $34 million in the fourth quarter. The Company posted Net Income of $13 million or $0.12 cents per diluted share, compared to net income of $10 million or $0.10 cents per diluted share in the prior quarter. As Sam mentioned, the fourth quarter was a transitional one for ProPetro. Looking back at the full year, we posted strong performance while undergoing a significant recapitalization of our fleet. EXHIBIT 99.3

6 Fourth Quarter and Full Year 2022 Earnings Call February 22, 2023, 8:00 am CT 2023 Recent Highlights Moving to 2023, we’re off to a great start to the year, and we’d like to share some selected preliminary financial results that we are encouraged by so far. Due to the repositioning and repricing efforts we undertook for our businesses in the fourth quarter of 2022, our January performance was extraordinarily strong despite experiencing some weather impacts during the month and operating only 14 active fleets for the majority of the month. Revenues came in at $136 million and we incurred cost of services of $88 million, with general and administrative costs of $8 million exclusive of stock-based compensation and other non-recurring items of approximately $2 million. Doing the math, you can see it was a good month. Of note, in February, our 15th fleet that we had reactivated late last year is now back on a committed calendar and we’re expecting a more fulsome contribution of our 15 active fleets going forward. I’d also like to point out that Silvertip posted $20 million of revenue for January, which is the highest monthly total in its history. We are excited about the contribution this business is already making. As we have discussed, we expect that demand for our services will remain robust as we proceed into 2023. Therefore, we believe our performance in January was a strong baseline and expect to build upon that momentum as we progress into the balance of 2023. Turning back to 2022 results, our full year 2022 cash capex was $320 million, or slightly below the midpoint of our prior guidance and our incurred capex was $365 million, which is slightly above the high end of our prior guidance, and included approximately $18 million of strategic purchases of critical inventory items to get ahead of certain supply chain constraints of major components. As we pursue and realize the benefits of our strategy to develop a more capital light asset profile and realize the benefits from our ongoing optimization program, coupled with the ending of our large reinvestment cycle, we anticipate our 2023 cash capex to be between $250 million and $300 million with the majority of the spending in the first half of the year. As of December 31, 2022, total cash was $89 million and our borrowings under our ABL Credit Facility were $30 million. Total liquidity at the end of the fourth quarter of 2022 was $155 million including cash and $66 million of available capacity under the Company’s ABL credit facility. EXHIBIT 99.3

7 Fourth Quarter and Full Year 2022 Earnings Call February 22, 2023, 8:00 am CT We anticipate meaningful positive free cash flow in the second half of 2023 with some working capital investment and a front-loaded capex program in the near-term. To reiterate, 2022 was a significant investment year in which we recapitalized our fleet while transitioning to over 35% natural gas-burning equipment, completed the accretive transaction with Silvertip to accelerate free cash flow and earnings, and enhanced Adj. EBITDA margins by over 930 basis points, all while protecting our liquidity. This was accomplished by maintaining a disciplined pricing and capital allocation framework. 2022 was a transitional year in executing our strategic plan and we are excited for these opportunities to continue fueling our growth in 2023. With that, I’ll turn it back over to Sam. Sam Sledge - Chief Executive Officer: Thank you, David. As we take stock of where we are today and look ahead to where we are going, I am proud of the work we have done to effect a significant transformation since 2019 and the onset of COVID. We have met significant obstacles and challenges head on over the last few years, and have continued to compete at the highest level while positioning our Company for the long-run. We’ve recently taken significant steps in reducing our maintenance capex and increasing our capital and logistical efficiency across our portfolio of assets while ensuring we have less equipment in rotation at the maintenance shop and are therefore more efficient with our asset base. Now, our future is stronger than ever and we are confident in our ability to execute on strategic growth opportunities into this sustained multi-year up-cycle. By the end of 2023 and as I mentioned earlier, we will have transitioned two thirds of our fleet to natural gas-burning and electric capabilities, offering us a unique competitive advantage, and one of the youngest next generation fleets in the country. EXHIBIT 99.3

8 Fourth Quarter and Full Year 2022 Earnings Call February 22, 2023, 8:00 am CT Moreover, we have a disciplined and intentional approach to capital deployment, which will allow us to strategically pursue M&A opportunities to advance our position as a leading completions-focused services company. At the same time, with a nearly debt free balance sheet, we are prepared for any broader industry or macroeconomic headwinds and volatility that may arise. While we recognize that the space is consolidated and E&P’s are not expected to meaningfully grow production in the near-term, our business is now built for the long-run and ProPetro will continue to be a major contributor to energy production for the world for the next several decades. Accordingly, we are optimistic that we will begin to see valuation improvement across the OFS space. I once again want to thank our ProPetro teammates for their tremendous performance and for giving the management team the confidence to move forward with executing our strategy. We continue to build on our strong track record of safety and performance and I am so proud of all that we have accomplished. Let’s continue to keep up the great work and deliver for our customers. Lastly, we’d like to take a moment to talk about how honored we are here at ProPetro to be such a critical part of the American energy system. I was born and raised right here in Midland, Texas, the energy capital of this side of the world. Even as a third-generation oilfield services operator and leader, it has taken me decades to fully appreciate the value this area and the oil and gas industry brings to our country and to our globe. The Permian Basin community, which includes ProPetro, works hard, usually in harsh environments, without complaint. Our safe, clean production here in the Permian exports a dependable commodity that can be consumed locally or abroad. These fossil fuels power our world in our homes, our businesses, and in our schools and hospitals. One would be hard- pressed to find any item in our possession that isn’t made from or tied directly to an oil and gas product. In the 15 plus year history of our company we have not appreciated our far-reaching impact enough. Today, we do. Life experiences have helped us gain perspective as we find ourselves growing families, leading teams and investing in our communities - all of which sit on a foundation of affordable, clean and reliable energy. EXHIBIT 99.3

9 Fourth Quarter and Full Year 2022 Earnings Call February 22, 2023, 8:00 am CT As our respect continues to grow for the work that happens in our sector and the energy it produces we feel emboldened to help others understand just how vital the Permian Basin and our oil and gas production are to the overall economic health and global security of the United States of America, the greatest republic in the history of the world. We would like to encourage others in our community and the oil and gas value chain, big and small, to join us in the promotion of what our industry makes possible for everyday life around the world. Fossil fuels have been a cornerstone in the advancement of humanity and, thanks to our industry’s long track record of innovation, they will continue to be indispensable. It’s because of our crucial contributions that we should be proud, internally and externally, to educate and advocate for our industry. With that, I’d like to open up the line for questions. Operator? Closing Remarks Thank you for joining us on today’s call. We look forward to another great year and we hope you join us for our next quarterly earnings call. Have a great day. Forward-Looking Statements Except for historical information contained herein, the statements and information in this document and discussion in the conference call are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” and other expressions that are predictions of, or indicate, future events and trends and that do not relate to historical matters identify forward-looking statements. Our forward-looking statements include, among other matters, statements about our business strategy, industry, future profitability, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures and the impact of such expenditures on our performance and capital programs. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, the operational disruption and market volatility resulting from the global macroeconomic uncertainty related to the Russia-Ukraine war, general economic conditions, including the impact of continued inflation and the risk of a global recession, and other factors described in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it, including matters related to shareholder litigation. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review EXHIBIT 99.3

10 Fourth Quarter and Full Year 2022 Earnings Call February 22, 2023, 8:00 am CT and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in this news release are made as of the date of this news release. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. Cautionary Statement Regarding Preliminary Financial Information The financial information for the month of January 2023 contained in this document and discussed in the conference call is based upon information available to the Company as of the date hereof and is not a comprehensive statement of the Company’s financial results. Such information is preliminary and unaudited. The Company’s completed results to be reported for the full three months ended March 31, 2023 may differ materially from these preliminary results. Moreover, during the course of the preparation of the Company’s condensed consolidated financial statements and related notes to be included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2023, adjustments related to the preliminary financial information presented herein may be identified. Any such adjustments may be material. EXHIBIT 99.3